UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019
_______________________________
DOVER CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________________

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
 ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Effective as of October 1, 2019, Dover Corporation (the “Company”) has realigned into five business segments.

Descriptions of the five business segments are as follows:

•Engineered Products provides a wide range of products, software and services that have broad customer applications across a number of markets including: solid waste handling, vehicle service, industrial automation, defense and telecommunications, and industrial winch and hoist. The waste handling business is a supplier of products, software and services for the refuse collection industry and for on-site processing and compaction of trash and recyclable materials. The vehicle service business provides products, software and services used primarily in vehicle repair and maintenance, including light and heavy-duty vehicle lifts, wheel service equipment, vehicle diagnostics and vehicle collision repair solutions. The segment also provides to the industrial automation market a wide range of modular automation components, including manual clamps, power clamps and rotary and linear mechanical indexers, supplies radiofrequency and microwave filters and switches to aerospace & defense markets, and supplies industrial winches and hoists.

•Fueling Solutions provides components, equipment and software and service solutions enabling safe transport of fuels and other hazardous fluids along the supply chain, as well as safe and efficient operation of retail fueling and vehicle washing establishments across the globe. Among solutions supplied by the segment are fuel dispensers, payment systems, hardware and underground containment systems, vehicle wash systems, as well as asset tracking, monitoring and operational optimization software. Additionally, Fueling Solutions supplies components used for transfer of fuels and other critical liquids across the supply chain.

•Imaging & Identification consists of worldwide leading suppliers of precision marking and coding and digital textile printing equipment, as well as related consumables, software and services. The Imaging & Identification segment primarily designs and manufactures equipment and consumables used for printing variable information (such as bar coding of dates and serial numbers) on fast-moving consumer goods, capitalizing on expanding food and product safety and traceability requirements and growth in emerging markets. In addition, the businesses serving the apparel and textile printing market are benefiting from a secular shift from analog to digital printing, resulting from growth in "fast fashion" and more complex and customized fashion designs, as well as increasing environmental standards. Businesses within this segment leverage digital printing capabilities and operate business models that involve initial equipment and software sales followed by significant consumable, software and service aftermarket revenue streams.

•Pumps & Process Solutions manufactures specialty pumps, fluid handling components, plastics and polymers processing equipment, and highly-engineered components for rotating and reciprocating machines. Products are used in a wide variety of markets, including plastics and polymers processing, chemicals production, food/sanitary, biopharma, medical, transportation, petroleum refining, power generation, and general industrial applications. The specialty pumps and components are used in demanding and specialized operating environments with high performance requirements. Businesses within this segment share the following commonalities: component nature of the products, diverse and fragmented customer base, significant aftermarket demand, and similar route-to-market models.

•Refrigeration & Food Equipment is a provider of innovative and energy-efficient equipment and systems that serve the commercial refrigeration, heating and cooling, and food equipment markets. The refrigeration business produces refrigeration systems, refrigeration display cases, commercial glass refrigerator and freezer doors, and brazed plate heat exchangers used for industrial heating and cooling and residential climate control. Other businesses in this segment design and manufacture commercial food service equipment and can-making machinery.

Annual unaudited financial information reflecting the Company’s reporting business segments for full years 2018, 2017 and 2016 and quarterly unaudited financial information for 2018 and year-to-date 2019 are attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933, as amended.

The realignment will be reflected in the Company’s full-year 2019 financial results. Going forward, the Company will provide customary segment data, including revenue and bookings data, as well as market commentary, on the new segment basis.

The Company’s business units have been realigned as follows within the new segment structure:

Engineered Products
De-Sta-Co
Environmental Solutions Group
Microwave Products Group
OK International
Tulsa Winch Group
Vehicle Services Group

Imaging & Identification
Dover Digital Printing
Markem-lmaje

Fueling Solutions
Dover Fueling Solutions
OPW

Pumps & Process Solutions
Colder Products Company
Dover Precision Components
Maag
Pump Solutions Group

Refrigeration & Food Equipment
Belvac
Dover Food Retail
SWEP
Unified Brands

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Annual unaudited financial information reflecting the Company’s reporting business segments for full years 2018, 2017 and 2016 and quarterly unaudited financial information for 2018 and year-to-date 2019.

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 18, 2019	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary